UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): October 28, 2019

DELTA APPAREL, INC.

(Exact name of registrant as specified in its charter)

Georgia
(State or Other Jurisdiction of Incorporation)

1-15583		58-2508794
(Commission File Number)		(IRS Employer Identification No.)

322 South Main Street, Greenville, South Carolina	29601
(Address of principal executive offices)	(Zip Code)

(864) 232-5200
(Registrant's Telephone Number Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Large accelerated filer	Accelerated filer	Non-accelerated filer	Smaller reporting company	Emerging growth company
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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2019, Delta Apparel, Inc. (the "Company") appointed John T. Tester, 39, the Company's Chief Accounting Officer. From 2004 through joining the Company, Mr. Tester was employed with Ernst & Young, LLP ("EY"), a global provider of accounting, assurance, advisory and other professional services. Mr. Tester held roles of increasing responsibility at EY throughout his tenure, most recently serving in the position of Senior Manager from 2012 through joining the Company.

In connection with his appointment, Mr. Tester entered into an employment agreement with the Company dated October 28, 2019 (the "Agreement").  Unless earlier terminated in accordance with its terms, the Agreement will continue until December 31, 2021.

Mr. Tester's Agreement entitles him to participate in the Company's Short-Term Incentive Compensation Plan, to receive such fringe benefits as are provided to executives in comparable positions at the Company, and to receive such other benefits as are customarily available to executives of the Company, including paid time off, life, health and disability benefits.  In addition, Mr. Tester has been awarded service-based restricted stock units and performance units (collectively, the "Award").  One-half of the Award consists of restricted stock units that are eligible to vest over time and one-half of the Award consists of performance units that are eligible to vest based on Company performance.  The Award is subject to the terms and conditions of the Company's 2010 Stock Plan and those contained in the related award agreement.

The foregoing summary of the Agreement is qualified in its entirety by reference to the text of the Agreement, which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Exhibit Number	Description

99.1	Employment Agreement dated October 28, 2019, between Delta Apparel, Inc. and John T. Tester.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA APPAREL, INC.

Date:	October 28, 2019	/s/ Deborah H Merrill
Deborah H. Merrill
Chief Financial Officer and President, Delta Group